UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of report (Date of earliest event reported) – May 25, 2005

The First of Long Island Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Glen Head Road, Glen Head, New York		11545

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 – Entry into a Material Definitive Agreement
Item 1.02 – Termination of a Material Definitive Agreement
Item 5.02 – Departure of Director

        Pursuant to the terms of a severance agreement (the “Severance Agreement”) dated May 25, 2005, The First of Long Island Corporation (the “Corporation”) and J. William Johnson, Chairman of the Corporation, mutually agreed to terminate the employment agreement (the “Employment Agreement”) between the Corporation and Mr. Johnson dated January 31, 1996 to allow Mr. Johnson to pursue other interests. The Severance Agreement is furnished as exhibit 10.1 to this Form 8-K filing.

        Pursuant to the Employment Agreement, as amended, Mr. Johnson was employed as an officer of the Corporation in the position of Chairman of its Board of Directors. Mr. Johnson’s base annual salary under the Employment Agreement was $191,500 and the Employment Agreement had a three-year term effective January 3, 2005. In the event of termination of the Employment Agreement for any reason whatsoever other than resignation unrelated to a change in control or gross and substantial dishonesty, Mr. Johnson was entitled to a severance payment equal to 300% of his base annual salary then in effect and continued family medical and dental insurance coverage through May 31, 2006.

        Pursuant to the Severance Agreement, Mr. Johnson resigned as employee, officer and director, as applicable, of the Corporation, its wholly-owned bank subsidiary, The First National Bank of Long Island (the “Bank”), and the Bank’s direct and indirect subsidiaries, and the Corporation accepted such resignations. Simultaneously with the execution of the Severance Agreement, the Corporation paid Mr. Johnson the sum of $574,500, representing 300% of his base annual salary then in effect under the Employment Agreement. In addition, the Employment Agreement was cancelled and terminated effective as of the date of the Severance Agreement and neither Mr. Johnson nor the Corporation have any further rights or obligations thereunder, except that the Corporation shall provide Mr. Johnson with family medical and dental insurance coverage through May 31, 2006 at no cost to Mr. Johnson.

Item 9.01 – Exhibits

Exhibit 10.1 – Severance Agreement Between the Corporation and J. William Johnson dated May 25, 2005

Exhibit 99.1 – Press Release Regarding Mr. Johnson’s Decision To Leave the Employ of the Bank

Exhibit 99.2 – Internal Memorandum to the Employees of The First National Bank of Long Island Regarding
                        Mr. Johnson’s Decision To Leave the Employ of the Bank

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation

(Registrant)

Date: May 25, 2005	By: /s/ Mark D. Curtis

Mark D. Curtis Senior Vice President & Treasurer (principal accounting & financial officer)
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